UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 13, 2022 (October 10, 2022)
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Commission File Number: 0-26640

POOL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		36-3943363
(State or other jurisdiction of		(I.R.S. Employer
incorporation or organization)		Identification No.)

109 Northpark Boulevard,
Covington,	Louisiana	70433-5001
(Address of principal executive offices)		(Zip Code)
(985) 892-5521
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	POOL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On October 10, 2022, the Board of Directors of Pool Corporation (the Board) appointed James “Jim” D. Hope to serve as a director upon recommendation of the Nominating and Corporate Governance Committee and increased the size of the Board from ten to eleven members. The Board appointed Mr. Hope to serve effective October 10, 2022, until the 2023 annual meeting of shareholders, at which time he will stand for election by Pool Corporation's shareholders. Mr. Hope has been appointed to serve on the Board’s Audit Committee. Pursuant to the Board's standard compensation policy for non-employee directors, Mr. Hope will receive a pro-rated non-employee director annual cash retainer.

Mr. Hope, 62, currently serves as the Chief Financial Officer of Performance Food Group and has served in this position since 2018. Prior to joining Performance Food Group, Mr. Hope spent 26 years in executive leadership roles at Sysco Corporation, most recently serving as Executive Vice President of Business Transformation after serving as Senior Vice President of Sales and Marketing. Before that, Mr. Hope progressed through several financial and sales leadership positions prior to becoming President and Chief Executive Officer of Sysco Corporation’s Kansas City operating company. He received his Bachelor of Business Administration from the University of Texas.

No family relationships exist between Mr. Hope and any of Pool Corporation's other directors, executive officers or any other person that would require disclosure under Item 401(d) of Regulation S-K under the Securities Act of 1933 (“Regulation S-K”). The Company has not engaged in any transaction in which Mr. Hope had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1	Press release issued by Pool Corporation on October 13, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President and Chief Financial Officer

Dated: October 13, 2022